Discontinued operations	12 Months Ended
Dec. 31, 2025
Discontinued operations
Discontinued operations

3.Discontinued operations

As per the Group’s Board of Directors’ decision dated 20 December 2023; a share transfer agreement was signed on 29 December 2023 for the transfer of all shares, along with all rights and debts, of Lifecell LLC, Global LLC, and Ukrtower, which are the Group’s wholly owned subsidiaries.

As of 9 September 2024, cash amounting to nominal value of TRY 17,777,962 was received by the Group in accordance with the share purchase agreement.

As of 9 September 2024, other receivables related to the purchase amounting to nominal value of TRY 677,553 were accrued. On 4 August 2025, the amount was finalized with the buyer at nominal value of TRY 490,150 and collected within the year. The difference of nominal value of TRY 187,403 has been reported under discontinued operations in the current period.

The statement of profit or loss of a disposal group as of disposal date and comparative years are presented below:

	1 January -	1 January -
	30 September	31 December
	2024	2023
Revenue	9,682,719	14,621,477
Cost of revenue	(3,572,701)	(9,002,732)
Gross profit	6,110,018	5,618,745
Selling and marketing expenses	(560,791)	(838,787)
Administrative expenses	(356,281)	(480,417)
Other operating income/(expense), net	33,761	364,331
Operating profit	5,226,707	4,663,872
Net finance expense / income	(86,267)	(389,792)
Profit before income tax	5,140,440	4,274,080
Tax income /(expense)	(419,454)	(551,773)
Profit/(loss) for the year from discontinued operations	4,720,986	3,722,307
Gain on sale of disposal of subsidiaries	11,546,264	-
Total	16,267,250	3,722,307

The net cash flows incurred by the disposal group are, as follows:

	30 September 2024	31 December 2023
Cash flows from operating activities	3,791,188	9,219,057
Cash flows from investing activities	539,153	(3,481,817)
Cash flows from financing activities	(4,629,707)	(1,562,706)
Net cash (outflow)/inflow	(299,366)	4,174,534